SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2003

TIME WARNER TELECOM INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30218	84-1500624
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

10475 Park Meadows Drive Littleton, Colorado 80124

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 566-1000

N/A

(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits

(c)	Exhibits.

Exhibit 99.1    Time Warner Telecom Inc. investor presentation

Item 9.    Regulation FD Disclosure

Time Warner Telecom Inc. will make the presentation attached to this report at the following conference:

Kaufman Bros. 6th Annual Communications, Media & Technology Conference

New York, N.Y.

Thursday, September 4, 9:10 a.m. EDT

Speakers:

Larissa Herda, Chairman, CEO and President

David Rayner, Senior Vice President and CFO

The webcast of the presentation can be accessed at www.twtelecom.com, “Investor Relations”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER TELECOM INC.

By:	/s/ TINA DAVIS
Name: Tina Davis Title: Vice President and Deputy General Counsel

Dated:  September 3, 2003

EXHIBIT INDEX

Exhibit No.	Description of the Exhibit

99.1	Time Warner Telecom Inc. Investor Presentation

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